As filed with the Securities and Exchange Commission on June 27, 1997
                                Registration No. ___________


                           SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                        ---------------------------------------

                              POST-EFFECTIVE AMENDMENT NO. 1
                                             To
                                          Form S-8
                                   REGISTRATION STATEMENT
                                            Under
                                 THE SECURITIES ACT OF 1933

                        -----------------------------------------

                              AMES DEPARTMENT STORES, INC.
                 (Exact name of registrant as specified in its charter)

           Delaware                                04-2269444
 (State or other jurisdiction of           (I.R.S. Employer
   incorporation or organization)                  Identification No.)

                                     2418 Main Street
                               Rocky Hill, Connecticut 06067
      (Address, including zip code, of registrant's principal executive offices)

               AMES DEPARTMENT STORES, INC. RETIREMENT AND SAVINGS PLAN
                                   (Full title of plan)

                                       David H. Lissy
                             Senior Vice President, General Counsel
                                  Ames Department Stores, Inc.
                                        2418 Main Street
                                 Rocky Hill, Connecticut 06067
                                         (860) 257-2000
                 (Name, address, including zip code, and telephone number,
                    including area code, of registrant's agent for service)

                                             PART II

                      INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The Registrant hereby deregisters all participation interests in the Ames Department Stores, Inc. Retirement and Savings Plan registered under this Registration Statement, initially filed with the Securities and Exchange Commission on January 13, 1986, and all securities of Ames Department Stores, Inc. registered under this Registration Statement which were not issued prior to the date hereof.


                                            SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant -certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on June 27, 1997.


                     AMES DEPARTMENT STORES, INC.


                     By:  /s/ JOSEPH R. ETTORE           Date: June 27, 1997
                          ---------------------
                          Joseph R. Ettore,
                          President, Chief Executive Officer
                          and Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                    Date

Principal Executive Officer:

/s/ JOSEPH R. ETTORE        President, Chief Executive           June 27, 1997
--------------------
Joseph R. Ettore            Officer and Director


Principal Financial Officer:

/s/ JOHN F. BURTELOW        Executive Vice President,            June 27, 1997
--------------------
John F. Burtelow            Chief Financial Officer


Principal Accounting Officer:

/s/ GREGORY D. LAMBERT      Senior Vice President,               June 27, 1997
----------------------
Gregory D. Lambert          Finance


A Majority of the Board
of Directors:

/s/ PAUL M.  BUXBAUM        Director and Chairman                June 27, 1997
--------------------
Paul M. Buxbaum


/s/ FRANCIS X.  BASILE       Director                            June 27, 1997
----------------------
Francis X. Basile


/s/ ALAN COHEN               Director                            June 27, 1997
---------------
Alan Cohen


/S/ RICHARD M.  FELNER       Director                            June 27, 1997
----------------------
Richard M. Felner


/s/ SIDNEY S.  PEARLMAN      Director                            June 27, 1997
-----------------------
Sidney S. Pearlman


/s/ LAURIE M.  SHAHON         Director                           June 27, 1997
---------------------
Laurie M. Shahon

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rocky Hill, State of Connecticut, on June 27, 1997.

                    AMES DEPARTMENT STORES, INC.
                    RETIREMENT AND SAVINGS PLAN

                    By:  /s/ JOSEPH R. ETTORE
                           -------------------------------
                           Joseph R. Ettore,
                           President, Chief Executive Officer
                           and Director